                                                                    EXHIBIT 99.2

                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT (this "AGREEMENT") is made this 19th day of May, 2006, by and between TONTINE CAPITAL PARTNERS, L.P., a Delaware limited partnership (the "BUYER"), and those individuals listed on the signature pages hereto (each individually, a "SELLER" and collectively, the "SELLERS").

                                    RECITALS

     A. The Buyer has agreed, subject to certain conditions, to acquire certain shares and warrants to acquire shares of ACP Holding Company, a Delaware corporation with its main office located in Neenah, Wisconsin (the "COMPANY"), pursuant to a Securities Purchase Agreement between Buyer, MacKay Shields, LLC, Citicorp Capital Investors, Ltd., CVC Capital Funding LP, Citicorp Mezzanine III, L.P., Trust Company of the West and Metropolitan Life Insurance Company, dated May 19 2006 (the "SECURITIES PURCHASE AGREEMENT").

     B. Each Seller is an officer or employee of the Company. Each Seller desires to sell to the Buyer and the Buyer desires to purchase from each Seller certain shares (the "SHARES") of the common stock of the Company, all on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and agreements hereinafter set forth, the parties hereby agree as follows:

                                   AGREEMENTS

     SECTION 1. INITIAL SALE AND PURCHASE OF SHARES. On the terms and subject to the conditions hereinafter set forth, each Seller agrees to sell, transfer and assign the Shares set forth next to such Seller's name on Schedule 1 attached hereto and designated as "Initial Shares" (the "INITIAL SHARES), free and clear of all security interests, liens, claims, encumbrances, pledges, options, charges and restrictions (on transferability or otherwise), except for any restrictions on transfer arising pursuant to the Securities Act of 1933, as amended (the "SECURITIES ACT") or pursuant to that certain Stockholders Agreement, dated as of October 8, 2003 (the "STOCKHOLDERS AGREEMENT") among the Company, the Sellers and the additional stockholders party thereto, to the Buyer and the Buyer agrees to purchase such Shares from each of the Sellers (the "INITIAL PURCHASE"). The purchase price for the Initial Shares shall be an amount in cash equal to $1.80 per Initial Share. The total purchase price payable to each Seller in connection with the Initial Purchase is set forth next to each Seller's name on Schedule 1 hereto as the Initial Purchase Price and shall be referred to as the "INITIAL PURCHASE PRICE."

     SECTION 2. INITIAL CLOSING.

          (A) Subject to the terms of this Agreement, the closing of the Initial Purchase (the "INITIAL CLOSING") shall occur on or before the date that is five
(5) days after the date that the last of the conditions set forth in SECTIONS 7 and 8 have been satisfied, or at such other place, date and time as is mutually agreed to by the Buyer and the Sellers (the "INITIAL CLOSING DATE").

          (B) At the Initial Closing: (i) each Seller shall deliver the certificates representing the Initial Shares, together with duly executed Assignments Separate from Certificate, to American Stock Transfer and Trust Company, the Company's transfer agent (the "TRANSFER AGENT"), together with such other documents requested by the Transfer Agent (the "TRANSFER INSTRUCTIONS") as may be necessary for the transfer of record ownership of the Initial Shares to the Buyer on the stock records of the Company; (ii) upon the Buyer's receipt of confirmation reasonably satisfactory to the Buyer from the Transfer Agent that the Transfer Agent is prepared to transfer record ownership of the Initial Shares to the Buyer in accordance with clause (i) of this paragraph, the Buyer shall deliver the Initial Purchase Price in immediately available funds to each of the Sellers in the respective amounts shown on Schedule 1 hereto by wire transfer to an account designated by such Seller to the Buyer in writing at least two business days prior to the Initial Closing Date; and (iii) upon the Buyer's delivery of the Initial Purchase Price and in accordance with the Transfer Instructions, the Transfer Agent shall take such action as may be reasonably necessary to transfer record ownership of the Initial Shares to the Buyer on the stock transfer records of the Company and shall cause to be delivered to the Buyer certificates representing the Initial Shares.

     SECTION 3. SELLER PUT RIGHT. The Buyer hereby grants to each Seller the right (the "PUT RIGHT") to sell, transfer and assign to the Buyer the Shares set forth next to such Seller's name on Schedule 1 attached hereto and designated as "Put Shares" (the "PUT SHARES"), subject to adjustment from time to time in accordance with SECTION 11, free and clear of all security interests, liens, claims, encumbrances, pledges, options, charges and restrictions (on transferability or otherwise), except for any restrictions on transfer arising pursuant to the Securities Act and the Stockholders Agreement. Upon due and proper exercise by a Seller (each such Seller a "PUT SELLER") of his or her Put Right in accordance with SECTION 4 hereof, the Buyer hereby agrees to purchase such Put Shares from such Put Seller (the "PUT PURCHASE") on the terms and subject to the conditions hereinafter set forth. The purchase price for the Put Shares shall be an amount in cash equal to $1.80 per Put Share, subject to adjustment from time to time, as described in SECTION 11. The total purchase price payable to each Put Seller in connection with the Put Purchase shall be referred to as the "PUT PURCHASE PRICE."

     SECTION 4. EXERCISE OF PUT RIGHTS, SECOND CLOSING.

          (A) Each Put Seller may exercise such Put Seller's Put Right by written notice, substantially in the form attached hereto as Exhibit A (the "EXERCISE NOTICE"), delivered to the Buyer no more than ninety (90) days and at least thirty (30) days prior to the one (1) year anniversary of the Initial Closing Date. The Put Right may be exercised with respect to some or all of the Put Shares.

          (B) Following delivery of a properly executed Exercise Notice from a Put Seller, and subject to the terms of this Agreement, the closing of the Put Purchase (the "SECOND CLOSING") shall occur on the one (1) year anniversary of the Initial Closing Date or at such other place, date and time as is mutually agreed to by the Buyer and the Put Sellers (the "SECOND CLOSING DATE"); provided, however, that if the Buyer is required to make an HSR Notification (as hereafter defined) in connection with the Put Purchase, the Second Closing shall


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occur on a date agreed to by the Buyer and the Put Sellers but not later than five (5) days following the satisfaction of the conditions set forth in SECTION 4(C).

          (C) The Put Purchase shall be subject to the satisfaction of the following conditions: (i) the truth and accuracy in all material respects of the representations and warranties of each Put Seller set forth in SECTION 5, as of the dates and for the periods to which they relate, and at the Second Closing as though made on the Second Closing Date, and the delivery by each Put Seller of a certificate to the Buyer, dated as of the Second Closing Date, certifying the same, (ii) the truth and accuracy in all material respects of the representations and warranties of the Buyer set forth in SECTION 6 as of the dates and for the periods to which they relate, and at the Second Closing as though made on the Second Closing Date, and the delivery by the Buyer of a certificate to each Put Seller, dated as of the Second Closing Date, certifying the same and (iii) if applicable, the waiting period under the HSR Act (as hereafter defined) having expired or early termination having been granted.

          (D) At the Second Closing: (i) each Put Seller shall deliver the certificates representing the Put Shares, together with duly executed Assignments Separate from Certificate, to the Transfer Agent, together with the Transfer Instructions as may be necessary for the transfer of record ownership of the Put Shares to the Buyer on the stock records of the Company; (ii) upon the Buyer's receipt of confirmation reasonably satisfactory to the Buyer from the Transfer Agent that the Transfer Agent is prepared to transfer record ownership of the Put Shares to the Buyer in accordance with clause (i) of this paragraph, the Buyer shall deliver the Put Purchase Price in immediately available funds to each of the Put Sellers by wire transfer to an account designated by such Put Seller to the Buyer in writing at least two business days prior to the Second Closing Date; and (iii) upon the Buyer's delivery of the Put Purchase Price and in accordance with the Transfer Instructions, the Transfer Agent shall take such action as may be reasonably necessary to transfer record ownership of the Put Shares to the Buyer on the stock transfer records of the Company and shall cause to be delivered to the Buyer certificates representing the Put Shares.

          (E) If required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), and the rules and regulations promulgated thereunder, in connection with the Put Purchase the Buyer shall file or cause to be filed with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice, a notification (the "HSR NOTIFICATION") under the HSR Act.

     SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE SELLERS. Each Seller hereby, severally and not jointly, represents and warrants to the Buyer as follows:

          (A) OWNERSHIP OF SHARES. Such Seller is the beneficial owner of the Shares (including the Initial Shares and the Put Shares) identified next to such Seller's name on Schedule 1 hereto, the total number of Shares identified next to the Seller's name on Schedule 1 hereto constitutes all of the Shares beneficially owned by such Seller and the Initial Shares and Put Shares are free and clear of any security interest, claim, lien, pledge, option, encumbrance or restriction (on transferability or otherwise) whatsoever, except for any restrictions on transfer arising pursuant to the Securities Act or pursuant to the Stockholders Agreement, and the


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delivery to the Buyer of such Shares in the manner set forth in this Agreement will convey to the Buyer good and marketable title to such Shares, free and clear of any security interest, claim, lien, pledge option, encumbrance or restriction (on transferability or otherwise) whatsoever, except for any restrictions on transfer arising pursuant to the Securities Act or pursuant to the Stockholders Agreement.

          (B) LEGAL CAPACITY. Such Seller has the legal capacity to enter into this Agreement and carry out his obligations hereunder, including his obligation to sell to the Buyer the Initial Shares and the Put Shares, if applicable, set forth next to such Seller's name on Schedule 1 hereto.

          (C) AUTHORIZATION AND ENFORCEABILITY. This Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by, and duly and validly executed and delivered on behalf of such Seller, and no further approval or authorization is required. This Agreement (assuming the due authorization, execution and delivery by the other parties hereto) constitutes the valid and binding agreement of such Seller, enforceable in accordance with its terms, except as such enforceability may be limited by:
(i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally; (ii) equitable limitations on the availability of specific remedies; and (iii) principles of equity.

          (D) BROKERS AND FINDERS. Such Seller has not, and no person acting on behalf of such Seller has, employed any broker, agent or finder or incurred any liability for any brokerage fees, agents' commissions or finders' fees in connection with the transactions contemplated herein.

          (E) NO CONFLICTS. The execution, delivery and performance of this Agreement, as well as the consummation of the transactions contemplated hereby, will not (i) assuming the truth and accuracy of the Buyer's representations in
SECTION 6(D) below, require such Seller to obtain the consent or approval of, or make any filing with, any person or public authority; (ii) conflict with or constitute or result in a breach or violation of, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on such Seller's Shares pursuant to any terms and provisions of any agreement or instrument to which such Seller is a party or by which such Seller's Shares are bound; or (iii) violate any law, regulation, judgment or order applicable to such Seller.

          (F) NO LITIGATION. There is no litigation or proceeding, in law or in equity, and there are no proceedings or governmental investigations before any commission or other administrative authority pending or threatened against such Seller that are reasonably likely to prohibit or restrain the ability of such Seller to consummate the transactions contemplated by this Agreement.

     SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer hereby represents and warrants to the Sellers as follows:


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          (A) ORGANIZATION. The Buyer is a Delaware limited partnership, duly organized, validly existing and in good standing under the laws of the state of Delaware, with the requisite limited partnership power and authority to execute and deliver this Agreement and carry out its obligations hereunder, including its obligation to purchase the Shares (including the Initial Shares and, if applicable, the Put Shares) from the Sellers and pay the Initial Purchase Price and, if applicable, the Put Purchase Price to the Sellers.

          (B) AUTHORIZATION AND ENFORCEABILITY. This Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by, and duly and validly executed and delivered on behalf of the Buyer, and no further approval or authorization is required. This Agreement (assuming the due authorization, execution and delivery by the other parties hereto) constitutes the valid and binding agreement of the Buyer enforceable in accordance with its terms, except as such enforceability may be limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally; (ii) equitable limitations on the availability of specific remedies; and (iii) principles of equity.

          (C) NO CONFLICTS. The execution, delivery and performance of this Agreement, as well as the consummation of the transactions contemplated hereby, will not (i) require the Buyer to obtain consent or approval of any person or public authority, except as provided in this Agreement; (ii) conflict with or constitute or result in a breach or violation of, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement or instrument to which the Buyer is a party; or (iii) violate any law, regulation, judgment or order applicable to the Buyer.

          (D) INVESTMENT REPRESENTATIONS.

               (i) The Buyer confirms that: (A) the Shares will be acquired by the Buyer for investment only, for its own account and not as a nominee or agent and not with a view to the sale or distribution of any part thereof in violation of applicable Federal and state securities laws; and (B) the Buyer has no current intention of selling, granting participation in or otherwise distributing the Shares in violation of applicable Federal and state securities laws. By executing this Agreement, the Buyer further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Shares in violation of applicable Federal and state securities laws.

               (ii) The Buyer understands that the Shares have not been registered under the Securities Act and cannot be sold unless subsequently registered under the Securities Act or an exemption from registration is available.

               (iii) The Buyer represents that it is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act, and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its purchase of the Shares.


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               (iv) The Buyer represents that it (A) is capable of bearing the economic risk of holding the unregistered Shares for an indefinite period of time and has adequate means for providing for its current needs and contingencies, (B) can afford to suffer a complete loss of this investment, and
(C) understands all risk factors related to the purchase of the Shares.

          (E) NO OTHER REPRESENTATIONS OR WARRANTIES. Notwithstanding anything contained in this Agreement to the contrary, Buyer acknowledges and agrees that no Seller is making any representations or warranties whatsoever, express or implied, beyond those expressly given by each Seller in SECTION 5 of this Agreement.

          (F) BROKERS AND FINDERS. Other than Rothschild Inc., neither the Buyer nor any person acting on behalf of the Buyer has employed any broker, agent or finder or incurred any liability for any brokerage fees, agents' commissions or finders' fees in connection with the transactions contemplated herein. The Buyer shall be solely responsible for the payment of any fees or commissions payable to Rothschild Inc. in connection with this transaction.

          (G) NO LITIGATION. There is no litigation or proceeding, in law or in equity, and there are no proceedings or governmental investigations before any commission or other administrative authority pending or threatened against the Buyer that are reasonably likely to prohibit or restrain the ability of the Buyer to consummate the transactions contemplated by this Agreement.

     SECTION 7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BUYER TO PURCHASE THE INITIAL SHARES. The obligation of the Buyer to purchase the Initial Shares from each Seller is conditioned upon:

          (A) the truth and accuracy in all material respects of the representations and warranties of such Seller set forth in SECTION 5 as of the dates and for the periods to which they relate, and at the Initial Closing as though made on the Initial Closing Date;

          (B) the closing of the transactions contemplated by the Securities Purchase Agreement; and

          (C) the performance on or prior to the Initial Closing Date by such Seller of all other obligations and covenants required to be performed or to be complied with by such Seller under this Agreement.

     SECTION 8. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLERS TO SELL THE INITIAL SHARES. The obligations of each Seller to sell the Initial Shares hereunder are conditioned upon:

          (A) the truth and accuracy in all material respects of the representations and warranties of the Buyer set forth in SECTION 6 as of the dates and for the periods to which they relate, and at the Initial Closing as though made on the Initial Closing Date; and

          (B) the performance on or prior to the Initial Closing Date by the Buyer of all other obligations and covenants required to be performed or to be complied with by each Seller under this Agreement.


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

     SECTION 9. TERMINATION. This Agreement and the transactions contemplated hereby may be terminated (i) as to all parties hereto, upon the termination of the Securities Purchase Agreement as to all parties thereto and (ii) with respect to the purchase and sale of the Initial Shares and the Put Shares listed next to an individual Seller's name on Schedule 1 hereto as follows: (A) by the mutual written consent of the Buyer and such Seller; or (B) upon the written notice by either the Buyer or such Seller to the other if the Initial Closing has not occurred by that date which is 75 days from the date of this Agreement, provided that the terminating party is not in breach in any material respect of any of its obligations hereunder; and provided further that if the termination date set forth in Section 9(a) of the Securities Purchase Agreement is extended thereunder, the termination period under this SECTION 9 shall be similarly extended.

     SECTION 10. SURVIVAL OF REPRESENTATIONS. All representations and warranties made in Sections 5(a), (b) and (c) and Sections 6(a), (b) and (d) this Agreement, shall survive the Initial Closing and the Second Closing. All other representations and warranties made in Section 5 and Section 6 shall survive the Initial Closing and the Second Closing for a period of 12 months. Those covenants and agreements contained herein which by their terms apply in whole or in part after the Second Closing shall survive the Second Closing. The representations and warranties hereunder shall not be affected or diminished by any investigation at any time by or on behalf of the party for whose benefit such representations and warranties were made

     SECTION 11. ADJUSTMENT OF THE PUT PURCHASE PRICE. In the event of a corporate transaction involving the Shares (including any stock dividend, stock split, extraordinary cash dividend, reorganization, split-up or spin-off) the number of Put Shares attributable to each Put Seller and the Put Purchase Price shall automatically be adjusted to proportionately and uniformly reflect such transaction.

     SECTION 12. CONFIDENTIALITY. The parties acknowledge that the Company will be required to make appropriate disclosures and filings with respect to this Agreement and the transactions contemplated hereunder to satisfy the Company's obligations under federal securities laws. Until such time as the Company makes such disclosures, however, neither the Buyer nor any Seller shall disclose to any person or entity, publicly or privately, the terms or existence of this Agreement or the negotiations or the transactions contemplated hereunder, except to their professional advisors, accountants and lawyers, such parties as may be necessary to facilitate the transfer of such Seller's Shares, any other Seller and the Company and as may be required by law and applicable regulation.

     SECTION 13. FURTHER ASSURANCES. At any time, and from time to time, the parties agree to prepare, execute and deliver all such further documents, instruments and agreements that may be reasonably requested by the Buyer or any Seller in order to effectuate and carry out any provision of this Agreement and the transactions provided for herein.

     SECTION 14. NOTICES. All notices, requests, demands and other communications which are required or permitted hereunder shall be in writing and shall be deemed to have been duly given: (a) when delivered personally; (b) on the following business day when sent by overnight courier; (c) on dispatch when sent by telecopy, so long as a copy of such communication is immediately thereafter mailed as provided in this SECTION 14; and (d) when


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mailed by registered or certified mail, postage prepaid, return receipt requested, to the Buyer at the address set forth on the signature page hereto and the Sellers at their respective addresses set forth on Schedule 1 hereto.

     SECTION 15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without reference to principles of conflicts of law.

     SECTION 16. ENTIRE AGREEMENT; AMENDMENT. This Agreement supersedes any and all oral or written agreements heretofore made relating to the subject matter hereof and constitutes the entire agreement of the parties relating to the subject matter hereof. This Agreement may be amended only by a writing executed by the Buyer and by each Seller then a party hereto.

     SECTION 17. NO IMPLIED RIGHTS OR REMEDIES. Except as otherwise expressly provided herein, nothing herein expressed or implied is intended or shall be construed to confer upon or to give any person, other than the Buyer and the Seller, any rights or remedies under or by reason of this Agreement.

     SECTION 18. NO WAIVER, ETC. No failure on the part of any of the parties hereto to exercise, no delay in exercising and no course of dealing with respect to, any right or remedy hereunder will operate as a waiver thereof. No single or partial exercise of any right or remedy hereunder will preclude any other further exercise thereof or the exercise of any other right or remedy.

     SECTION 19. HEADINGS. The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning of this Agreement.

     SECTION 20. SUCCESSORS AND ASSIGNS. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and legal representatives.

     SECTION 21. COUNTERPARTS; CONSTRUCTION. This Agreement and any amendments hereto may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile, and such facsimile signature shall be deemed an original signature. Whenever used in this Agreement, the singular shall include the plural and vice versa (where applicable), the use of the masculine, feminine or neuter gender shall include the other genders (unless the context otherwise requires), the words "hereof," "herein," "hereto," "hereby," "hereunder," and other words of similar import refer to this Agreement as a whole (including all schedules and exhibits), the words "include," "includes" and "including" shall mean "include, without limitation," "includes, without limitation" and "including, without limitation," respectively. Each party has been represented by its own counsel in connection with the negotiation and preparation of this Agreement and, consequently, each party hereby waives any rule of law to the effect that any provision of this Agreement shall be interpreted or construed against the party whose counsel drafted that provision.


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     SECTION 22. EXPENSES. Irrespective of whether the Initial Closing or the
Second Closing is effected, the Buyer and each Seller shall pay the respective costs and expenses that they incur with respect to the negotiation, execution, delivery and performance of the Agreement, including all fees and expenses of agents, representatives, counsel, brokers and accountants.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

BUYER:

TONTINE CAPITAL PARTNERS, L.P.

By: Tontine Capital Management,
    L.L.C., its general partner


By: /s/ JEFFREY L. GENDELL
    ---------------------------------
Name: Jeffrey L. Gendell
Title: Managing Member

Address: 55 Railroad Avenue,
         3rd Floor
         Greenwich, CT 06830

SELLERS:


/s/ JOHN ANDREWS                        /s/ GARY LACHEY
-------------------------------------   ----------------------------------------
John Andrews                            Gary LaChey


/s/ WILLIAM BARRETT                     /s/ WILLIAM MARTIN
-------------------------------------   ----------------------------------------
William Barrett                         William Martin


/s/ JOSEPH DERITA                       /s/ STEVEN SHAFFER
-------------------------------------   ----------------------------------------
Joseph DeRita                           Steven Shaffer


/s/ FRANK HEADINGTON                    /s/ JOSEPH VARKOLY
-------------------------------------   ----------------------------------------
Frank Headington                        Joseph Varkoly


/s/ TIMOTHY KOLLER
-------------------------------------
Timothy Koller

                                    EXHIBIT A

                             FORM OF EXERCISE NOTICE

                              [DATE] _____________

Tontine Capital Partners, L.P.
55 Railroad Avenue, 3rd Floor
Greenwich, Connecticut 06830

     Re: Put Exercise Notice

Ladies and Gentlemen:

     Reference is made to that certain Stock Purchase Agreement, dated May ___, 2006 (the "AGREEMENT"), among Tontine Capital Partners, L.P. (the "BUYER"), the undersigned (the "SELLER") and the additional parties thereto. Capitalized terms used herein and not otherwise defined have the meanings given to them in the Agreement. Pursuant to Section 3 of the Agreement, the Buyer has granted the Seller the Put Right with respect to the Put Shares set forth next to the Seller's name on Schedule 1 to the Agreement. Pursuant to Section 4 of the Agreement, the Seller hereby exercises the Put Right with respect to ____________ Put Shares.

                                        Sincerely,

                                        ----------------------------------------
                                        Name


                                      A-1